UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2020

VERTIV HOLDINGS CO
Exact name of registrant as specified in its charter

Delaware	3679	81-2376902
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1050 Dearborn Drive, Columbus, Ohio 43085
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: 614-888-0246

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	VRT	New York Stock Exchange
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-third of one redeemable warrant to purchase one share of Class A common stock	VERT.U	New York Stock Exchange
Redeemable warrants to purchase Class A common stock	VRT WS	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 2 on Form 8-K/A (“Amendment No. 2”) amends Item 9.01 of the Current Report on Form 8-K filed by Vertiv Holdings Co (the “Company”) on February 7, 2020, as amended by Amendment No. 1 on Form 8-K/A filed on February 7, 2020 (together, the “Original Report”), in which the Company reported, among other events, the completion of the Business Combination (as defined in the Original Report).

This Amendment No. 2 (i) amends the financial statements provided under Item 9.01(a) in the Original Report to include the audited financial statements of Vertiv Holdings, LLC (“Vertiv Holdings”) as of and for the year ended December 31, 2019, and (ii) includes the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Vertiv Holdings for the year ended December 31, 2019.

This Amendment No. 2 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries, including Vertiv Holdings, subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Form 8-K/A.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of Vertiv Holdings as of and for the year ended December 31, 2019 are filed herewith as Exhibit 99.1 and incorporated herein by reference.

Also included herewith as Exhibit 99.2 and incorporated herein by reference is the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Vertiv Holdings for the year ended December 31, 2019.

(b) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
99.1	Audited consolidated financial statements of Vertiv Holdings as of and for the year ended December 31, 2019
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Vertiv Holdings for the year ended December 31, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2020	Vertiv Holdings Co
/s/ Rob Johnson
Name: Rob Johnson
Title: Chief Executive Officer